Business Description and Accounting Policies: Oil and Gas Properties (Policies)	12 Months Ended
Dec. 31, 2012
Policies
Oil and Gas Properties

Oil and Gas Properties

The Company follows the full cost method of accounting for oil and gas producing activities and, accordingly, capitalizes all costs incurred in the acquisition, exploration, and development of proved oil and gas properties, including the costs of abandoned properties, dry holes, geophysical costs, and annual rentals. All general corporate costs are treated as expenses as incurred. In general, sale or other dispositions of oil and gas properties are accounted for as adjustments to capitalized costs with no gain or loss recorded. Capitalized costs are recorded in cost centers on a country-by-country basis.  The Company had not participated in the exploration and development of proved oil and gas properties until 2012. Capitalized costs are subject to a “ceiling test,” which basically limits such costs to the aggregate of the “estimated present value,” discounted at a 10% interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties. Costs in excess of the ceiling test are adjusted against income.

Costs of producing royalty interests are being amortized over the estimated reserves reported by the  Queensland,  Australia government (for Queensland properties) and the operator of the Victoria, Australia petroleum lease (Victoria property). Costs of non-producing interests are not being amortized pending development or production and sale of oil or gas, but they are assessed for impairment on an aggregate country-by-country basis.